--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                   July 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the final shareholder report for The BlackRock 1998 Term Trust Inc. ("the Trust", or "BBT") for the six months ended June 30, 1998. As of this writing, the Trust's net asset value is $10.03 per share. The current distribution is $0.039583 monthly ($0.475 annualized) and is not expected to change prior to the Trust's termination. Although there can be no assurances, we are confident that we will be able to meet the Trust's primary objective of returning $10.00 at the end of its term this December. Thanks to the overwhelming response to our survey earlier this year (we received more than double our expectations and three times the industry average), we have been developing a new product into which shareholders may invest the proceeds of their maturing BBT investment. Information on this exciting closed-end investment opportunity will be provided to you during the next few months through the same manner in which you receive this report.

      We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity. The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BBT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 1998 while providing high current income. Although there can be no guarantee, BlackRock is extrememly confident that the Trust will achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                    ----------------------------------------------------------
                                       6/30/98   12/31/97      CHANGE       HIGH        LOW
----------------------------------------------------------------------------------------------
  STOCK PRICE                         $9.8125     $9.7500      0.64%       $9.8750    $9.7500
----------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)              $10.03       $9.97        0.60%       $10.03      $9.96
----------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE            5.47%       5.71%      (0.24%)        5.79%      5.21%
----------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30,

1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and that the Fed will adopt an easing bias provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      In light of declining interest rates and faster prepayment speeds during the period, mortgages modestly underperformed the broader investment grade bond market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 3.37% total return versus 3.92% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Accordingly, lower coupon securities generally outperformed more prepayment-sensitive higher-coupon issues. The financial turmoil in Asia caused a decline in perceived corporate bond credit quality ratings and as a result corporate bonds underperformed Treasuries during both the first and second quarters. Lower interest rates brought a flood of new corporate supply during the first quarter of 1998, contributing to the modest performance of corporates.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.

                              THE BLACKROCK 1998 TERM TRUST INC.
      ----------------------------------------------------------------------------
      COMPOSITION                                 JUNE 30, 1998  DECEMBER 31, 1997
      ----------------------------------------------------------------------------
      Corporate Bonds                                 44%               63%
      ----------------------------------------------------------------------------
      Asset-Backed Securities                         36%               18%
      ----------------------------------------------------------------------------
      U.S. Government Securities                       9%                8%
      ----------------------------------------------------------------------------
      Mortgage Pass-Throughs                           5%                2%
      ----------------------------------------------------------------------------
      Municipal Bonds                                  5%                4%
      ----------------------------------------------------------------------------
      Principal Only Mortgage-Backed Securities        1%                1%
      ----------------------------------------------------------------------------
      Agency Multiple Class Mortgage Pass-Throughs     0%                2%
      ----------------------------------------------------------------------------
      Taxable Zero Coupon Bonds                        0%                1%
      ----------------------------------------------------------------------------
      Inverse Floating Rate Mortgages                  0%                1%
      ----------------------------------------------------------------------------


      ----------------------------------------------------------------------------
                                                 RATING % OF CORPORATES
               CREDIT RATING             JUNE 30, 1998     DECEMBER 31, 1997
      ----------------------------------------------------------------------------
              AAA or equivalent                 4%                3%
      ----------------------------------------------------------------------------
               AA or equivalent                15%                7%
      ----------------------------------------------------------------------------
                A or equivalent                60%               51%
      ----------------------------------------------------------------------------
              BBB or equivalent                21%               39%
      ----------------------------------------------------------------------------

      As the Trust is in excellent position to return $10.00 per share, portfolio management activity during the period further prepared the portfolio for a successful termination at the end of 1998. As of June 30, approximately 4% of the Trust was in cash equivalents, which is a result of securities maturing and the realization of capital gains by the Trust. This percentage will rise as the remainder of the Trust's assets mature prior to December 31, 1998. As has been the Trust's practice, additions to the portfolio were confined to bonds whose final maturities occur on or shortly before December 31, 1998. To that end, investment grade corporates, asset-backed securities (ABS) and well-structured mortgages were considered for purchase. The Trust was active in reducing positions in bonds that have maturity dates or potential cash flows after the Trust's termination date, such as Agency CMO's. Lastly, the Trust's use of leverage was eliminated and the Trust does not expect to utilize leverage before termination.

      We thank you for your investment in the BlackRock 1998 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions about the Trust or its termination. We look forward to being able to serve your future investment needs.

Sincerely,

/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                         ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


  -----------------------------------------------------------------------------
                         THE BLACKROCK 1998 TERM TRUST INC.
  -----------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BBT
  -----------------------------------------------------------------------------
   Initial Offering Date:                                       April 19, 1991
  -----------------------------------------------------------------------------
   Closing Stock Price as of 6/30/98:                               $9.8125
  -----------------------------------------------------------------------------
   Net Asset Value as of 6/30/98:                                  $10.03
  -----------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/98 ($9.8125)1:            4.84%
  -----------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.039583
  -----------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                      $0.475
  -----------------------------------------------------------------------------

1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2Distribution not constant and is subject to change.

-------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                VALUE
 RATING*  (000)            DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--82.4%
                 MORTGAGE PASS-THROUGHS--1.1%
                 Federal Home Loan Mortgage Corp.,
       $ 5,817     4.50%, 12/01/98, 5 Year ...............   $ 5,791,804
           942     8.50%, 5/01/99, 7 Year .................      943,610
                                                              ----------
                                                               6,735,414
                                                              ----------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--0.1%
   AAA     516   American Southwest Financial Corp.,
                   Series 48, Class 48-E, 9/01/17 .........      542,935
                  Federal Home Loan Mortgage
                   Corp., Multiclass Mortgage
                   Participation Certificates,
            85     Series 1534, Class 1534- D,
                     3/15/15 ..............................       84,441
           250     Series 1557 Class 1557- S,
                     8/15/98 (ARM) ........................      249,224
            42   Federal National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
                   Trust 1993-82, Class 82-J,
                   11/25/10 (I) ...........................            7
                                                               ---------
                                                                 876,607
                                                               ---------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--3.5%
                 CBA Mortgage Corp.,
   AAA  14,797   Series 1993 -C1, Class A2,
                   7.76%, 12/25/03 ........................   14,862,523
   AA    5,489   Series 1993 -C1, Class B,
                   7.76%, 12/01/03 ........................    5,501,284
                                                              ----------
                                                              20,363,807
                                                              ----------
                 CORPORATE BONDS--36.4%
                 FINANCE & BANKING--21.7%
                 Baa1  11,100   Aristar, Inc.,
                   8.875%, 8/15/98 ........................   11,140,293
   Aa3   6,150   Associates Corp. of North America,
                   5.58%, 12/14/98 ........................    6,151,783
  Baa3  10,000   AT&T Capital Corp.,
                   5.81%, 12/04/98 ........................   10,004,900
   A2    6,000   Fleet Financial Group, Inc.,
                   6.00%, 10/26/98 ........................    6,008,340
   A1    8,000   Ford Motor Credit Co.,
                   8.00%, 1/15/99 .........................    8,088,560
   A2    8,000   General Motors Acceptance Corp.,
                   6.125%, 9/18/98 ........................    8,006,843
   A3    5,000   Huntington Bankshares, Inc.,
                   5.68%, 12/08/98 ........................    4,999,800
   A2    6,000   ITT Hartford Group,
                   8.20%, 10/15/98 ........................    6,042,081
   A1    6,000   Kemper Corp.,
                   8.80%, 11/01/98 ........................    6,061,260
    A    9,960   Lehman Brothers, Inc.,
                   5.75%, 11/15/98 ........................    9,963,287
                 Norwest Corp.,
   Aa3  10,000     5.75%, 11/16/98 ........................   10,009,800
   Aa3   5,000     6.00%, 10/13/98 ........................    5,007,400
                 Salomon Smith Barney Holdings, Inc.,
   A2    1,000     5.50%, 1/15/99 .........................      999,220
   A2    9,000     5.625%, 11/15/98 .......................    8,990,460
   A2    5,000     6.70%, 12/01/98 ........................    5,020,224
   A2   10,000     7.43%, 12/30/98 ........................   10,088,300
   A2   11,300   Sears Overseas Finance,
                   Zero Coupon, 7/12/98 ...................   11,279,689
                                                             -----------
                                                             127,862,240
                                                             -----------
                 CORPORATE BONDS
                 INDUSTRIALS--6.1%
                 Caterpillar Financial Services,
   A2    5,000     5.18%, 10/01/98 ........................    4,996,450
   A2    1,500     5.93%, 12/15/98 ........................    1,502,745
   A2   10,000   Chrysler Financial Corp.,
                   6.04%, 12/07/98 ........................   10,024,600
   A2    3,000   John Deere Capital Corp.,
                   7.14%, 9/15/98 .........................    3,009,330
   AAA   8,225   Outlet Broadcasting, Inc.,
                   10.875%, 7/15/03 .......................    8,565,515
  Baa1   7,500   Union Oil Co.,
                   8.40%, 1/15/99 .........................    7,602,825
                                                              ----------
                                                              35,701,465
                                                              ----------
                 CORPORATE BONDS
                 UTILITIES--4.7%
  Baa3   2,000   Entergy Gulf States, Inc.,
                   7.35%, 11/01/98 ........................    2,009,860
                 National Rural Utilities,
   AA-  10,000     5.20%, 1/15/99 .........................    9,980,700
   AA-   1,000     7.93%, 1/15/99 .........................    1,011,129
  Baa1   7,000   PECO Energy Co.,
                   5.375%, 8/15/98 ........................    6,997,200
                 Texas Utilities Electric Co.,
  Baa1   6,600     5.50%, 10/01/98 ........................    6,597,096
  Baa1   1,400     5.75%, 7/01/98 .........................    1,399,790
                                                              ----------
                                                              27,995,775
                                                              ----------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                VALUE
 RATING*  (000)            DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                 CORPORATE BONDS
                 YANKEE--3.9%
   A1  $ 7,769   Bank of Montreal,
                   10.00%, 9/01/98 ........................  $ 7,821,208
   A3    8,000   Corporacion Andina De Fomento,
                   6.625%, 10/14/98 .......................    8,007,423
   A1    4,000      Ford Capital B.V.,
                   9.00%, 8/15/98 .........................    4,013,360
   A2    3,000   Hydro Quebec,
                   9.30%, 10/28/98 ........................    3,032,607
                                                             -----------
                                                              22,874,598
                                                             -----------
                 Total Corporate Bonds                       214,434,078
                                                             -----------
                 ASSET-BACKED SECURITIES--29.7%
   AAA     600   Advanta Credit Card Master Trust,
                 Series 1993-2, 5.92%, 8/31/00 ............      600,186
   AAA   7,400   American Express Master Trust,
                 Series 1994-1, Class A,
                 7.15%, 8/15/99 ...........................    7,418,500
   AAA  27,630   Banc One Credit Card Master Trust,
                   Series 1994-C, Class A,
                   7.80%, 12/15/00 ........................   27,844,076
   AAA     500   Chase Manhattan Credit Card
                 Master Trust, Series 1995-1,
                   5.79%, 5/15/01 .........................      500,000
   AAA  21,000   Chemical Master Credit Card
                 Trust, Series 1995-1, Class A,
                   5.78%, 6/15/01 .........................   21,006,510
   AAA   8,600   CSXT Trade Receivables
                 Master Trust, Series 1993-1,
                   5.05%, 9/25/99 .........................    8,590,594
   AAA  22,425   Dayton Hudson Credit Card Trust,
                   Series 1995-1, Class A,
                   6.10%, 2/25/02 .........................   22,459,350
                 Discover Card Master Trust,
   AAA  28,216     Series 1991-D, Class A,
                   8.00%, 10/16/00 ........................   28,303,236
   AAA  20,371     Series 1991-F, Class A,
                   7.85%, 11/21/00 ........................   20,434,558
   A2    1,270   Discover Card Trust,
                   Series 1993-A, Class B,
                   6.80%, 8/16/00 .........................    1,268,806
   AAA   8,000   First Chicago Master Trust,
                   Series 1993, Class F,
                   5.99%, 2/15/00 .........................    8,004,960
   AAA     500   First USA Credit Card Master
                   Trust, Series 95-4, Class A,
                   5.81%, 4/15/01 .........................      500,000
   AAA  15,000   Green Tree Floorplan Receivables
                   Master Trust, Series  95, Class A,
                   5.85%, 12/13/00 ........................   15,004,695
   AAA      38   Premier Auto Trust, Series  1993-4,
                   Class A2, 4.65%, 2/02/9 ................       38,443
   AAA   2,732   Signet Credit Card Master Trust,
                   Series 1993-1, Class A,
                   5.20%, 2/15/02 .........................    2,728,804
                 Standard Credit Card Master Trust,
   AAA   7,200     Series 1991-6, Class A,
                   7.875%, 11/07/98 .......................    7,257,695
                   Series  1991-3, Class A,
   AAA   2,500     8.875%, 9/07/99 ........................    2,500,000
                                                             -----------
                                                             174,460,413
                                                             -----------
                 STRIPPED MORTGAGE-BACKED SECURITIES--0.5%
        $  331   Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates, Series 1700, Class
                   1700-B, 7/15/23 (P/O) ..................      323,267
         2,514   Federal National Mortgage Association,
                   REMIC Pass-Through
                   Certificates,
                   Trust 1991-121, Class 121-B,
                   9/25/98 (P/O) ..........................    2,488,329
                                                             -----------
                                                               2,811,596
                                                             -----------
                 U.S GOVERNMENT SECURITIES--7.2%
                 United States Treasury Notes,
         7,000     5.125%, 12/31/98 .......................    6,992,370
        10,200     5.625%, 11/30/98 .......................   10,212,750
        25,000     5.75%, 12/31/98 ........................   25,050,750
                                                             -----------
                                                              42,255,870
                                                             -----------
                 TAXABLE MUNICIPAL BONDS--3.9%
   AAA   7,800   Alameda County California Pension
                   Obligation, Series A,
                   7.25%, 12/01/98 ........................    7,853,196
   AAA   6,375   Essex Cnty. New Jersey,
                   Series N, Zero Coupon, 11/15/98 ........    6,248,455
   AAA   1,415   Long Beach California Pension
                   Obligation,
                   6.13%, 9/01/98 .........................    1,416,132
  Baa1   2,125   New York St. Environ. Fac. Auth.,
                   Series A,
                   6.08%, 9/15/98 .........................    2,125,808
    A    5,250   Sacramento California Utility
                   District Electric, Series F,
                   5.90%, 11/15/98 ........................    5,256,667
                                                             -----------
                                                              22,900,258
                                                             -----------
                 Total long-term investments
                   (cost $484,325,695) ....................  484,838,043
                                                             -----------
                 SHORT-TERM INVESTMENTS--18.3%
                 COMMERCIAL PAPER--14.4%
   A2   13,000   Case Credit Corp.,
                   5.77%, 7/15/98 .........................   12,970,930
   A2   10,000   Columbia Gas Systems, Inc.,
                   5.75%, 7/20/98 .........................    9,969,811
   A1   15,000   Den Norske Bank,
                   5.69%, 12/28/98 ........................   14,590,500
   A2    8,000   Donaldson Luftkin & Jenrette,
                   5.77%, 9/08/98 .........................    7,912,546
   A2   10,000   ICI Wilmington, Inc.,
                   5.75%, 8/10/98 .........................    9,936,667
   A2   10,000   Occidental Petroleum Corp.,
                   5.76%, 8/07/98 .........................    9,941,417

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                VALUE
 RATING*  (000)            DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
   A2  $10,000   Safeway, Inc.,
                   5.87%, 12/31/98 ......................   $  9,712,283
   P2   10,000   Williams Holdings of Delaware Inc.,
                   5.87%, 12/11/98 ......................      9,744,083
                                                            ------------
                                                              84,778,237
                                                            ------------
                 DISCOUNT NOTES--3.9%
        22,560   Federal Home Loan Mortgage Corp.,
                   5.85%, 7/01/98 .......................     22,560,000
                                                            ------------
                 Total short-term investments
                   (cost $107,338,237) ..................    107,338,237
                                                            ------------
                 Total investments--100.7%
                   (cost $591,663,932) ..................    592,176,280
                 Liabilities in excess of other
                   assets--(0.7%) .......................     (3,916,064)
                                                            ------------
                 NET ASSETS--100% .......................   $588,260,216
                                                            =============


---------
     *  Using the higher of Standard & Poor's or Moody's rating.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
            ARM  -- Adjustable Rate Mortgage.
              I  -- Denotes a CMO with Interest only characteristics.
            P/O  -- Principal Only.
           REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $591,663,932)
  (Note 1) ..................................   $592,176,280
Cash ........................................          6,899
Interest receivable .........................      6,856,528
Receivable for investments sold .............      5,000,000
Unrealized appreciation on
  interest rate swaps (Notes 1 & 3) .........      2,784,985
                                                ------------
                                                 606,824,692
                                                ------------
LIABILITIES
Payable for investments purchased ...........     17,919,926
Investment advisory fee payable (Note 2)             193,042
Administration fee payable (Note 2) .........         38,608
Other accrued expenses ......................        412,900
                                                ------------
                                                  18,564,476
                                                ------------
NET ASSETS ..................................   $588,260,216
                                                ============
Net assets were comprised of:
  Common stock, at par (Note 5) .............   $    586,605
  Paid-in capital in excess of par ..........    552,328,394
                                                ------------
                                                 552,914,999
  Undistributed net investment income .......     34,433,196
  Accumulated net realized loss ......... ...     (2,385,312)
  Net unrealized appreciation ...............      3,297,333
                                                ------------
  Net assets, June 30, 1998 .................   $588,260,216
                                                ============
Net asset value per share:
  ($588,260,216 / 58,660,527 shares of
  common stock issued and outstanding) ......         $10.03
                                                      ======
--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
    $943,137 and interest expense
    of $153,474) ............................    $17,139,024
                                                 -----------
Operating Expenses
  Investment advisory .......................      1,164,939
  Administration ............................        232,988
  Reports to shareholders ...................         86,000
  Custodian .................................         69,000
  Directors .................................         34,000
  Audit .....................................         32,000
  Transfer agent ............................         22,000
  Legal .....................................          5,000
  Miscellaneous .............................         91,888
                                                 -----------
    Total operating expenses ................      1,737,815
                                                 -----------
Net investment income .......................     15,401,209
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized loss on investments ............    (2,310,970)
                                                 ----------
Net change in unrealized appreciation on:
  Investments ...............................     2,715,434
  Interest rate swaps .......................     1,772,179
                                                 ----------
                                                  4,487,613
                                                 ----------
Net gain on investments .....................     2,176,643
                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .................   $17,577,852
                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
 Cash flows provided by operating activities:
  Interest received ..........................   $  19,941,292
  Operating expenses paid ....................      (1,609,417)
  Interest expense paid ......................        (153,474)
  Purchase of short-term portfolio
    investments, net .........................     (84,339,904)
  Purchase of long-term portfolio investments      (85,449,889)
  Proceeds from disposition of long-term
    portfolio investments ....................     164,575,228
                                                 -------------
  Net cash flows provided by
    operating activities .....................      12,963,836
                                                 -------------
Cash flows used for financing activities:
  Cash dividends paid ........................     (13,931,579)
                                                 -------------
Net decrease in cash .........................        (967,743)
Cash at beginning of period ..................         974,642
                                                 -------------
Cash at end of period ........................   $       6,899
                                                 =============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .................................   $ 17,577,852
                                                 ------------
Increase in investments ......................    (15,419,175)
Net realized loss ............................      2,310,970
Increase in unrealized appreciation ..........     (4,487,613)
Decrease in interest receivable ..............      1,705,657
Increase in appreciation of interest rate swap     (1,772,179)
Increase in payable for investments purchased      17,919,926
Increase in receivable for investments sold ..     (5,000,000)
Increase in accrued expenses and other
  liabilities ................................        128,398
                                                 ------------
  Total adjustments ..........................     (4,614,016)
                                                 ------------
Net cash provided by operating activities ....   $ 12,963,836
                                                 ============

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                         SIX MONTHS ENDED    YEAR ENDED
                             JUNE 30,       DECEMBER 31,
                               1998             1997
                          ---------------   ------------

INCREASE (DECREASE) IN
  NET ASSETS

Operations:

  Net investment income ....... $ 15,401,209    $ 33,640,074


  Net realized loss
    on investments ............   (2,310,970)     (2,255,987)


  Net change in
    unrealized appreciation ...    4,487,613       1,976,403
                                ------------    ------------

  Net increase
    in net assets
    resulting from operations     17,577,852      33,360,490

  Dividends from net
    investment income .........  (13,931,579)    (26,887,924)
                                ------------    ------------

TOTAL INCREASE ................    3,646,273       6,472,566
                                ------------    ------------

NET ASSETS

Beginning of period .........    584,613,943     578,141,377
                                ------------    ------------

End of period ...............   $588,260,216    $584,613,943
                                ============    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SIX MONTHS
                                                          ENDED                   YEAR ENDED DECEMBER 31,
                                                         JUNE 30,   --------------------------------------------------
                                                           1998      1997       1996        1995      1994      1993
                                                          -----      ----       ----        ----      ----      ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............     $ 9.97     $ 9.86    $   9.79      $ 8.97    $ 9.91    $10.22
                                                         ------     ------    --------      ------    ------    ------
  Net investment income (net of $0.003, $0.16,
    $0.27, $0.29, $0.13 and $0.14 respectively,
    of interest expense) ...........................       0.26       0.58        0.55        0.68      0.58      0.81
  Net realized and unrealized gain (loss) ..........       0.04      (0.01)       0.02        0.67     (0.89)    (0.40)
                                                         ------     ------    --------      ------    ------    ------
Net increase (decrease) from investment operations..       0.30       0.57        0.57        1.35     (0.31)     0.41
                                                         ------     ------    --------      ------    ------    ------
Dividends from net investment income ...............      (0.24)     (0.46)      (0.50)      (0.53)    (0.63)    (0.72)
                                                         ------     ------    --------      ------    ------    ------
Net asset value, end of period* ....................     $10.03     $ 9.97    $   9.86      $ 9.79    $ 8.97    $ 9.91
                                                         ------     ------    --------      ------    ------    ------
Market value, end of period* .......................     $ 9.81     $ 9.75    $   9.38      $ 8.88    $ 8.00    $10.13
                                                         ======     ======    ========      ======    ======    ======
TOTAL INVESTMENT RETURN+: ..........................       3.10%      9.07%      11.46%      17.73%   (15.15%)   10.13%
                                                         ======     ======    ========      ======    ======    ======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses @ ...............................       0.60%#     0.63%       0.67%       0.67%     0.81%     0.81%
Net investment income ..............................       5.30%#     5.79%       5.65%       7.21%     6.21%     7.95%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ..................   $585,670   $580,776    $574,738    $555,561  $546,853  $600,058
Portfolio turnover .................................         19%        30%        225%        136%      193%       55%
Net assets, end of period (in thousands) ...........   $588,260   $584,614    $578,141    $574,420  $526,373  $581,169
Reverse repurchase agreements outstanding,
 end of period (in thousands) ......................      --          --      $213,466    $240,871  $175,091  $272,866
Asset coverage++ ...................................      --          --      $  3,708     $ 3,385   $ 4,006  $  3,130

-------------
   * Net asset value and market value are published in The Wall Street Journal each Monday.
   @ The ratios of operating expenses, including interest expense, to average net assets were 0.65%#, 2.23%, 3.44%, 3.76%, 2.19%, and 2.14% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 0.65%#, 2.23%, 3.65%, 3.85%, 2.28% and 2.15% for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
   # Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERMTRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &                               The      BlackRock     1998
ACCOUNTING                                           Term   Trust      Inc. (the
POLICIES                                             "Trust"), a  Maryland  cor-
                                                     poration, is  a diversified
closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 1998 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities observed in the market and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. Short-term securities are valued at amortized cost.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker/dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.


TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the exdividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS                                   The Trust has an Investment
                                                     Advisory   Agreement   with
BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC, ("PIFM") an indirect wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                                   Purchases   and   sales   of
SECURITIES                                          investment securities, other
than short-term investments, and dollar rolls for the six months ended June 30, 1998 aggregated $103,369,815 and $178,896,181, respectively.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1998, the Trust did not hold any illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland LoanServices, Inc.

The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $512,348 (gross unrealized appreciation-$1,267,388; gross unrealized depreciation-$755,040).

   For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1997 of approximately $3,784,874 which will expire at the termination of the Trust. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   The Trust entered into interest rate swaps with original notional amounts as stated below. Under these agreements, the Trust receives a fixed rate and pays a floating rate. Details of open interest rate swaps at June 30, 1998 are as follows:

 NOTIONAL
 AMOUNT                   FIXED                   TERMINATION    UNREALIZED
  (000)        TYPE        RATE    FLOATING RATE     DATE       APPRECIATION
 ---------------------------------------------------------------------------
 $16,000   Interest Rate   7.27%   3-mo. LIBOR     Dec. `98     $  109,968
  44,000   Interest Rate   7.25%   3-mo. LIBOR     Dec. `98        303,600
  23,000   Interest Rate   7.00%   3-mo. LIBOR     Dec. `98        390,057
  16,000   Interest Rate   7.00%   3-mo. LIBOR     Dec. `98        634,176
  32,000   Interest Rate   6.99%   3-mo. LIBOR     Dec. `98        721,984
  10,000   Interest Rate   6.99%   3-mo. LIBOR     Dec. `98        338,600
  10,000   Interest Rate   6.975%  3-mo. LIBOR     Dec. `98        286,600
                                                                ----------
                                                                $2,784,985
                                                                ==========

NOTE 4. BORROWINGS                                    REVERSE         REPURCHASE
                                                      AGREEMENTS: The Trust  may
enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $5,541,366 at a weighted average interest rate of approximately 5.59%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30,1998 was $22,719,125 on January 31, 1998 which was 3.73% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1998.

NOTE 5. CAPITAL                                     There are 200 million shares
                                                    of  $.01  par  value  common
stock authorized. Of the 58,660,527 shares outstanding at June 30, 1998, the Adviser owned 10,527 shares.

NOTE 6. DIVIDENDS                                  Subsequent  to  June 30,1998,
                                                   the Board of Directors of the
Trust declared a dividend from undistributed earnings of $.039583 per share payable July 31, 1998 to shareholders of record on July 15, 1998.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1) To elect three Directors as follows:

          DIRECTOR                     CLASS             TERM           EXPIRING
          --------                     -----             -----           ------
          Andrew F. Brimmer .........   III             3 years           2001
          Kent Dixon ................   III             3 years           2001
          Laurence D. Fink ..........   III             3 years           2001

          Directors whose term of office continues beyond this meeting are Frank
          J. Fabozzi, Ralph L. Schlosstein, Walter F.Mondale, Richard E. Cavanagh, James Grosfeld, and James Clayburn La Force, Jr.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

          Shareholders elected the three Directors and ratified the selection of Deloitte &Touche LLP. The results of the voting was as follows:

                                          VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                          ---------       -------------     -----------
          Andrew F. Brimmer ............  45,463,390             0            2,582,870
          Kent Dixon ...................  45,567,060             0            2,479,200
          Laurence D. Fink .............  45,552,942             0            2,493,318
          Ratification of Deloitte
            & Touche LLP ...............  46,943,555          429,842           672,863

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock 1998 Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 1998 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of tax tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1998. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank &Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust,which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BBT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-      Mortgage  instruments  with  interest  rates that
BACKED SECURITIES (ARMS):      adjust at  periodic  intervals at  a fixed amount
                               relative to the market  levels of interest  rates
                               as  reflected  in  specified  indexes.  ARMs  are
                               backed  by   mortgage   loans   secured  by  real
                               property.

ASSET-BACKED SECURITIES:       Securities backed by various types of receivables
                               such as automobile and credit card receivables.

CLOSED-END FUND:               Investment vehicle which initially offers a fixed
                               number of shares and trades on a stock  exchange.
                               The fund invests in a portfolio of  securities in
                               accordance with its stated investment  objectives
                               and  policies.   One  of  the   advantages  of  a
                               closed-end   fund  is  the   diversification   it
                               provides through its multiple holdings.

COLLATERALIZED                 Mortgage-backed securities which separate mortgage
MORTGAGE OBLIGATIONS (CMOS):   pools  into  short-,   medium-,   and   long-term
                               securities with different  priorities for receipt
                               of principal and  interest.  Each class is paid a
                               fixed or  floating  rate of  interest  at regular
                               intervals.  Also known as multiple-class mortgage
                               pass-throughs.

DISCOUNT:                      When a fund's net asset value is greater than its
                               stock  price the fund is said to be  trading at a
                               discount.

DIVIDEND:                      This  is  income  generated  by  securities  in a
                               portfolio and distributed to  shareholders  after
                               the  deduction of expenses.  This Trust  declares
                               and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:         Shareholders  may elect to have all dividends and
                               distributions  of  capital  gains   automatically
                               reinvested into additional shares of the Trust.

FHA:                           Federal  Housing  Administration,   a  government
                               agency  that  facilitates  a  secondary  mortgage
                               market by  providing  an agency  that  guarantees
                               timely  payment  of  interest  and  principal  on
                               mortgages.

FHLMC:                         Federal  Home  Loan   Mortgage   Corporation,   a
                               publicly owned,  federally chartered  corporation
                               that  facilitates a secondary  mortgage market by
                               purchasing mortgages from lenders such as savings
                               institutions  and reselling  them to investors by
                               means of mortgage-backed securities.  Obligations
                               of  FHLMC   are  not   guaranteed   by  the  U.S.
                               government,  however;  they are backed by FHLMC's
                               authority  to  borrow  from the U.S.  government.
                               Also known as Freddie Mac.

FNMA:                          Federal National Mortgage Association, a publicly
                               owned,   federally  chartered   corporation  that
                               facilitates  a  secondary   mortgage   market  by
                               purchasing mortgages from lenders such as savings
                               institutions  and reselling  them to investors by
                               means of mortgage-backed securities.  Obligations
                               of  FNMA   are  not   guaranteed   by  the   U.S.
                               government,  however;  they are  backed by FNMA's
                               authority  to  borrow  from the U.S.  government.
                               Also known as Fannie Mae.

GNMA:                          Government National Mortgage Association,  a U.S.
                               government  agency that  facilitates  a secondary
                               mortgage  market  by  providing  an  agency  that
                               guarantees   timely   payment  of  interest   and
                               principal on mortgages.  GNMA's  obligations  are
                               supported  by the full  faith  and  credit of the
                               U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:         Securities  issued  or  guaranteed  by  the  U.S.
                               government,   or   one   of   its   agencies   or
                               instrumentalities,   such  as  GNMA   (Government
                               National  Mortgage  Association),  FNMA  (Federal
                               National Mortgage Association) and FHLMC (Federal
                               Home Loan Mortgage Corporation).


INVERSE-FLOATIN GRATE          instruments  with coupons that adjust at periodic
MORTGAGES:                     intervals  according  to  a  formula  which  sets
                               inversely  with  a  market  level  interest  rate
                               index.

                                       18


INTEREST-ONLY SECURITIES       Mortgage   securities   that   receive  only  the
(I/O):                         interest  cash flows from an  underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities. Also known as STRIP.

MARKET PRICE:                  Price  per  share of a  security  trading  in the
                               secondary market.  For a closed-end fund, this is
                               the price at which  one share of the fund  trades
                               on the stock exchange. If you were to buy or sell
                               shares,  you  would  pay or  receive  the  market
                               price.

MORTGAGE DOLLAR ROLLS:         A mortgage  dollar roll is a transaction in which
                               the Trust sells  mortgage-backed  securities  for
                               delivery in the current month and  simultaneously
                               contracts  to  repurchase  substantially  similar
                               (although not the same) securities on a specified
                               future date. During the "roll" period,  the Trust
                               does not receive  principal and interest payments
                               on the securities,  but is compensated for giving
                               up  these  payments  by  the  difference  in  the
                               current  sales  price (for which the  security is
                               sold) and lower price that the Trust pays for the
                               similar  security  at the end date as well as the
                               interest  earned  on  the  cash  proceeds  of the
                               initial sale.

MORTGAGE PASS-THROUGHS:        Mortgage-backed  securities issued by Fannie Mae,
                               Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:  Collateralized Mortgage Obligations.

NET                            ASSET VALUE  (NAV):  Net asset value is the total
                               market value of all  securities  and other assets
                               held by the  Trust,  plus  income  accrued on its
                               investments,   minus  any  liabilities  including
                               accrued expenses,  divided by the total number of
                               outstanding shares. It is the underlying value of
                               a single  share on a given day.  Net asset  value
                               for the Trust is calculated  weekly and published
                               in  Barron's  on  Saturday  and The  Wall  Street
                               Journal each Monday.

PRINCIPAL-ONLY                 SECURITIES   (P/O):   Mortgage   securities  that
                               receive  only the  principal  cash  flows from an
                               underlying  pool of mortgage  loans or underlying
                               pass-through securities. Also known as STRIP.

PROJECT LOANS:                 Mortgages for multi-family, low- to middle-income
                               housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie
                               Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                     Securities     issued    in    connection    with
                               collateralized    mortgage    obligations    that
                               generally represent the excess cash flow from the
                               mortgage assets  underlying the CMO after payment
                               of  principal  and  interest  on  the  other  CMO
                               securities and related administrative expenses.

REVERSE In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at

REPURCHASE AGREEMENTS:         a mutually  agreed  date and price.  During  this
                               time,   the  Trust   continues   to  receive  the
                               principal   and  interest   payments   from  that
                               security.  At  the  end of the  term,  the  Trust
                               receives the same  securities  that were sold for
                               the same initial  dollar  amount plus interest on
                               the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED       Arrangements   in  which  a  pool  of  assets  is
SECURITIES:                    separated into two classes that receive different
                               proportions   of  the  interest   and   principal
                               distributions  from  underlying   mortgage-backed
                               securities. IO's and PO's are examples of strips.

                                       19

[BlackRock logo]

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  10702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 1998 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK 1998 TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 10702-4077
                                 (800) 227-7BFM


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09247N-10-3


THE BLACKROCK
1998 TERM
TRUST INC.
=================================
Semi-Annual Report
June 30, 1998


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